Exhibit 10.67
Sample
Directors’ Compensation
Deferred Vested Restricted Stock Units — 409A Election Form
Reliant Energy, Inc. 2002 Long Term Incentive Plan
Director:
In connection with your service as a Board member, in certain years, you were granted Restricted Stock Units pursuant to an Award Agreement which are now vested but, as provided in the Award Agreement, payout and taxation was deferred until you leave the Board.
Under IRS transition rules, you may elect a new payout date provided the election is made before December 31, 2008 and the payout date is no earlier than 2009. If you make a new payout election and wish to subsequently change the new payout date, the change must be made at least 12 months before the scheduled payout date and must defer payout at least 5 years beyond the scheduled payout date.
Listed below are your grants of deferred vested units. If you wish to elect a new payout date enter the new date in the space provided. If you do not enter a new date, payout will be made when you leave the Board.

Elect New
Payout Date
	Grant			(month, day &
DEFERRED VESTED AWARDS	Date	Vest Date	Shares	year)
Deferred vested stock — initial award

Deferred vested stock — annual award

Deferred vested stock award

Deferred vested stock award

Deferred vested stock award

Deferred vested stock award

Deferred vested stock award

Deferred vested stock award

Deferred vested stock award

Deferred vested stock award

Deferred vested stock — annual award

Deferred vested stock — annual award

TOTAL DEFERRED VESTED AWARDS:

This 409A Election Form is not a new grant of restricted stock units. Except to the extent modified by this 409A Election Form, the terms and conditions of the original Award Agreement remain in full force and effect.
I understand that, regardless of this 409A Election Form, the terms of my Award Agreement provide for accelerated distribution in the event of death, disability or a change in control (all as defined in the 2002 Long Term Incentive Plan and the Award Agreements).
I understand the terms of this 409A Election Form and I understand that if I do not make new payout elections with this form and sign, date and return this form by December 31, 2008, then my deferred vested units will pay out as provided in the Award Agreement.
Reliant Energy, Inc.

Mark M. Jacobs	Director’s Signature
President and CEO

Date
Date
Return to Wendi Bickett by 5:00 pm, December 31, 2008